OTHER INCOME, NET: (Tables)	12 Months Ended
Dec. 31, 2012
OTHER INCOME, NET:
Schedule of other income, net

	2012	2011	2010
Interest and dividend income	$1,369	$1,087	$879
Gains on trading securities relating to deferred compensation plans	4,616	29	3,364
Interest expense	(137)	(121)	(142)
Impairment of equity investment	(850)	—	—
Equity method investment loss	(1,019)	(194)	(342)
Foreign exchange gains	442	2,098	4,090
Capital losses	(59)	(227)	(28)
Miscellaneous, net	323	274	537
	$4,685	$2,946	$8,358